UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

May 13, 2020

VERISK ANALYTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-34480	26-2994223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

545 Washington Boulevard
Jersey City, New Jersey 07310
(Address of Principal Executive Offices)

(201) 469-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $.001 par value	VRSK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On May 13, 2020, the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”) entered into a second supplemental indenture to the Base Indenture (the “Second Supplemental Indenture,” and the together with the Base Indenture, the “Indenture”), providing for the issuance of $500,000,000 aggregate principal amount of its 3.625% Senior Notes due 2050 (the “Securities”). The Securities, which were offered and sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company and BofA Securities, Inc. and Morgan Stanley & Co, LLC as representatives of the underwriters named therein, are registered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-237408), filed on March 26, 2020.

The Securities bear interest at 3.625% per annum and will mature on May 15, 2050. Interest on the Securities is payable on May 15 and November 15 of each year beginning November 15, 2020. At any time and from time to time prior to November 15, 2049, the Company may redeem the Securities, in whole or in part, at a “make-whole” redemption price as described in the Indenture. At any time and from time to time on or after November 15, 2049, the Company may redeem some or all of the Securities at a redemption price equal to 100% of the principal amount of the Securities to be redeemed as described in the Indenture.

The Indenture contains certain restrictions, including a limitation that restricts the Company’s ability and the ability of its subsidiaries to incur liens and enter into sale and leaseback transactions. The Indenture also restricts the ability of the Company to consolidate, merge or transfer all or substantially all of their assets, and requires the Company to offer to repurchase the notes of either series upon certain change of control events.

The foregoing descriptions of the Indenture and the Securities are qualified in their entirety by reference to the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 6, 2019, and the Second Supplemental Indenture (including the forms of the Securities attached thereto), which is filed herewith as Exhibit 4.1, incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated May 13, 2020, between Verisk Analytics, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.2	Form of 3.625% Senior Notes due 2050 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 12, 2020).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: May 13, 2020	By:	/s/ Kenneth E. Thompson
	Name:	Kenneth E. Thompson
	Title:	Executive Vice President, General Counsel and Corporate Secretary